                  ------------------------------------------
                  -------------------------------------------
                         UNITED METAL - D. H. GRIFFIN
                               RECYCLERS, L.L.C.

                               FINANCIAL REPORT

                     NINE MONTHS ENDED SEPTEMBER 30, 1997

                  ------------------------------------------
                  -------------------------------------------

UNITED METAL-D. H. GRIFFIN RECYCLERS, L.L.C.
(A PARTNERSHIP)
TABLE OF CONTENTS
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


                                                                       Page No.
                                                                       --------
Accountant's Review Report on Financial Statements . . . . . . . . . . .     1

FINANCIAL STATEMENTS

   Balance Sheet . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2

   Statement of Income . . . . . . . . . . . . . . . . . . . . . . . . .     3

   Statement of Members' Capital . . . . . . . . . . . . . . . . . . . .     4

   Statement of Cash Flows . . . . . . . . . . . . . . . . . . . . . . .     5

   Notes to Financial Statements . . . . . . . . . . . . . . . . . . . .     6

Accountant's Review Report on Supplementary Information  . . . . . . . .    10

SUPPLEMENTARY INFORMATION FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997

   Schedule of Cost of Sales . . . . . . . . . . . . . . . . . . . . . .    11

   Schedule of Administrative and General Expenses . . . . . . . . . . .    12

SUPPLEMENTARY INFORMATION FOR THE THREE MONTHS ENDED SEPTEMBER 30 1997

   Statement of Income . . . . . . . . . . . . . . . . . . . . . . . . .    13

   Schedule of Cost of Sales . . . . . . . . . . . . . . . . . . . . . .    14

   Schedule of Administrative and General Expenses . . . . . . . . . . .    15

                          ACCOUNTANT'S REVIEW REPORT



To the Board of Directors
United Metal - D.H. Griffin Recyclers, L.L.C.
Smithfield, North Carolina


We have reviewed the accompanying balance sheet of United Metal - D.H. Griffin Recyclers, L.L.C. as of September 30, 1997, and the related statements of income, members' capital, and cash flows for the nine months then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. All information included in these financial statements is the representation of the management of United Metal - D.H. Griffin Recyclers, L.L.C.

A review consists principally of inquiries of Company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express an opinion.

Based on our review, we are not aware of any material modification that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles.


                      Bernard Robinson & Company, L.L.P.
                      ----------------------------------
                         CERTIFIED PUBLIC ACCOUNTANTS


Greensboro, North Carolina
October 24, 1997

UNITED METAL - D.H. GRIFFIN RECYCLERS, L.L.C.
BALANCE SHEET
SEPTEMBER 30, 1997
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                    ASSETS
Current Assets:
  Cash and cash equivalents                                   $  284,921
  Accounts receivable                                          1,108,938
  Inventories                                                  1,369,639
  Prepaid expenses                                                 3,249
                                                             -----------

    Total Current Assets                                       2,766,747
                                                             -----------

Other Assets:
  Start-up costs, net of accumulated amortization of $9,969       62,536
  Organization costs, net of accumulated amortization of $170        431
                                                             -----------
    Total Other Assets                                            62,967
                                                             -----------

Property:
  Land                                                           294,885
  Land improvements                                            1,153,529
  Buildings                                                      868,269
  Machinery and equipment                                      5,542,821
  Furniture and fixtures                                          51,465
                                                             -----------
    Total Property                                             7,910,969
    Less accumulated depreciation                               (354,373)
                                                             -----------
    Net Property                                               7,556,596
                                                             -----------
Total Assets                                                 $10,386,310
                                                             -----------
                                                             -----------

                   LIABILITIES AND MEMBERS' CAPITAL


Current Liabilities:
  Accounts payable                                           $   149,749
  Accrued expenses                                                24,316
                                                             -----------
    Total Current Liabilities                                    174,065
                                                             -----------
Members' Capital                                              10,212,245
                                                             -----------
Total Liabilities and Members' Capital                       $10,386,310
                                                             -----------
                                                             -----------

SEE ACCOUNTANT'S REVIEW REPORT AND NOTES TO FINANCIAL STATEMENTS.
-------------------------------------------------------------------------------

UNITED METAL - D.H. GRIFFIN RECYCLERS, L.L.C.
STATEMENT OF INCOME
NINE MONTHS ENDED SEPTEMBER 30, 1997
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Sales                                                        $ 6,834,728

Cost of sales                                                  6,819,058
                                                             -----------
Gross profit (deficit)                                            15,670

Administrative and general expenses                              148,637
                                                             -----------
Operating loss                                                  (132,967)

Other income                                                         775
                                                             -----------
Net loss                                                      $ (132,192)
                                                             -----------
                                                             -----------




SEE ACCOUNTANT'S REVIEW REPORT AND NOTES TO FINANCIAL STATEMENTS.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

UNITED METAL - D.H. GRIFFIN RECYCLERS, L.L.C.
STATEMENT OF MEMBERS' CAPITAL
NINE MONTHS ENDED SEPTEMBER 30, 1997
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                   D.H. Griffin
                                                      United          Family
                                                       Metal          Limited
                                        Total        Recyclers      Partnership
                                    ------------    -----------    ------------
Members' capital, beginning           $6,344,438     $3,172,219      $3,172,219

Capital contributed                    4,400,000      2,200,000       2,200,000

Capital distributed                     (400,000)      (200,000)       (200,000)

Net loss                                (132,192)       (66,096)        (66,096)
                                     -----------     ----------      ----------

Members' capital, ending             $10,212,246     $5,106,123      $5,106,123
                                     -----------     ----------      ----------
                                     -----------     ----------      ----------


SEE ACCOUNTANT'S REVIEW REPORT AND NOTES TO FINANCIAL STATEMENTS.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

UNITED METAL - D.H. GRIFFIN RECYCLERS, L.L.C.
STATEMENT OF CASH FLOWS
NINE MONTHS ENDED SEPTEMBER 30, 1997

-------------------------------------------------------------------------------

Cash flows from operating activities:
  Net loss                                                         $  (132,192)
  Adjustments to reconcile net loss to net cash used
    in operating activities:
      Depreciation                                                     354,373
      Amortization                                                      10,060
      (Increase) decrease in:
          Accounts receivable                                       (1,103,705)
          Inventories                                               (1,369,639)
          Prepaid expenses                                              (1,412)
          Deposits                                                      40,000
      Increase (decrease) in:
          Accounts payable                                            (585,447)
          Accrued expenses                                              22,285
                                                                   -----------

            Net cash used in operating activities                   (2,765,677)
                                                                   -----------

Cash flows from investing activities:
  Purchase of property                                              (1,033,875)
  Start-up cost paid                                                    (6,040)
                                                                   -----------

        Net cash used in investing activities                       (1,039,915)
                                                                   -----------

Cash flows from financing activities:
  Capital contributions received                                     4,400,000
  Capital distributions paid                                          (400,000)
                                                                   -----------

        Net cash provided by financing activities                    4,000,000
                                                                   -----------

Increase in cash and cash equivalents                                  194,408

Cash and cash equivalents, beginning                                    90,513
                                                                   -----------

Cash and cash equivalents, ending                                  $   284,921
                                                                   -----------
                                                                   -----------


SEE ACCOUNTANT'S REVIEW REPORT AND NOTES TO FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

UNITED METAL - D.H. GRIFFIN RECYCLERS, L.L.C.
NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------

NOTE 1 -   NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

           NATURE OF BUSINESS

           United Metal - D.H. Griffin Recyclers, L.L.C. was organized on May 1, 1996, and began operations on January 1, 1997. The Company is an equally-owned limited liability company of United Metal Recyclers and D.H. Griffin Family Limited Partnership. The Company's operations consist of automobile shredding and recycling in Smithfield, North Carolina.

           A summary of significant accounting policies follows:

           INTERIM PERIOD

           These financial statements reflect all adjustments consisting of normal recurring accruals, which are necessary for a fair presentation of the results for an interim period. Interim periods are not necessarily indicative of results to be expected for the year due to seasonal factors and price fluctuations of the various metal markets.

           CASH AND CASH EQUIVALENTS

           For purposes of reporting the cash flows, the Company considers all highly liquid investments purchased with a maturity of three months or less to be cash equivalents.

           INVENTORIES

           Inventories are valued at the lower of first-in, first-out cost or market. Market value is defined as net realizable value.

           START-UP COSTS

           The Company has elected to capitalize all expenses incurred during the development stage of operations which ended December 31, 1996.

           AMORTIZATION

           Organizational and start-up costs are amortized using the straight-line method over five years. Amortization of organizational costs began at the Company's inception.
           Amortization of the start-up costs began upon commencement of operations in January, 1997.


SEE ACCOUNTANT'S REVIEW REPORT

-------------------------------------------------------------------------------

UNITED METAL - D.H. GRIFFIN RECYCLERS, L.L.C.
NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------

NOTE 1 -  NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES
          (Continued)

          PROPERTY

          Land, buildings, machinery and equipment are stated at cost. Maintenance, repairs, rearrangement expenses and renewals which do not enhance the value or increase the basic productive capacity of the assets are expensed as incurred.

          Depreciation expense for financial purposes is computed on the straight-line method using the following estimated useful lives:

                Buildings                               30 Years
                Land improvements                  7 to 15 Years
                Machinery and equipment            8 to 10 Years
                Office furniture and equipment           5 Years
                Vehicles                                 5 years

          Depreciation expense for income tax purposes is computed using applicable Federal income tax methods which are primarily all accelerated methods over lives as specified by Federal tax laws and regulations.

          INCOME TAXES

          No provision or liability for income taxes is reflected in these financial statements as each member reports its share of the Company's net income and other tax attributes on its respective income tax returns.

          USE OF ESTIMATES

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.


SEE ACCOUNTANT'S REVIEW REPORT

-------------------------------------------------------------------------------

UNITED METAL - D.H. GRIFFIN RECYCLERS, L.L.C.
NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------

NOTE 2 -  RELATED PARTY TRANSACTIONS

          The following is a summary of transactions and balances with members and their affiliates for the nine months ended September 30, 1997:

          Sales                                       $1,407,003

          Construction costs                             755,367

          Equipment and supplies purchases                 7,644

          Payroll reimbursement                           39,280

          Management fees                                  5,000

          Due to members (included in accounts payable
             in the accompanying balance sheet)           21,576

NOTE 3 -  ENVIRONMENTAL REMEDIATION AND COMPLIANCE

          Environmental expenditures that relate to current operations are expensed or capitalized as appropriate. Expenditures that relate to an existing condition caused by past operations, and which do not contribute to current or future revenue generation, are expensed. Liabilities are recorded when environmental assessments and/or remedial efforts are probable, and the cost can be reasonably estimated. At this time contingent liabilities related to environmental issues may be probable but cannot be reasonably estimated.

NOTE 4 -  CONTINGENCIES

          The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash and cash equivalents.


SEE ACCOUNTANT'S REVIEW REPORT

-------------------------------------------------------------------------------

UNITED METAL - D.H. GRIFFIN RECYCLERS, L.L.C.
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

NOTE 5 -  MAJOR CUSTOMERS

          The Company conducts a major portion of its business with certain customers, each of which accounts for more than 10% of total sales. For the nine months ended September 30, 1997, sales from four major customers amounted to $6,702,700, or 98% of total sales. The total accounts receivable from these four customers at September 30, 1997 was $1,098,256.

NOTE 6 -  RETIREMENT PLAN

          The employees of the Partnership may participate in a 401(k) savings plan, whereby the employees may elect to defer from one to fifteen percent of their salary upon completing six months of service and having attained age twenty-one. The Partnership contributes twenty-five percent of the first four percent of employee contributions.

          Retirement plan expenses totaled $613 for the nine months ended September 30, 1997.

-------------------------------------------------------------------------------

                   ACCOUNTANT'S REVIEW REPORT ON SUPPLEMENTARY INFORMATION




To the Board of Directors
United Metal - D.H. Griffin Recyclers L.L.C.
Smithfield, North Carolina


Our review was made for the purpose of expressing limited assurance that there are no material modifications that should be made to the basic financial statements in order for them to be in conformity with generally accepted accounting principles. The following supplementary information contained in the schedules of cost of sales, and administrative and general expenses, for the nine months ended September 30, 1997, and the schedules of income, cost of sales, and administrative and general expenses for the three months ended September 30, 1997, are presented for purposes of additional analysis and are not a required part of the basic financial statements. Such information has been subjected to the inquiry and analytical procedures applied in the review of the basic financial statements and we did not become aware of any material modifications that should be made to such information.



               Bernard Robinson & Company, L.L.P.
               ----------------------------------
                  CERTIFIED PUBLIC ACCOUNTANTS


Greensboro, North Carolina
October 24, 1997

UNITED METAL - D.H. GRIFFIN RECYCLERS, L.L.C.
SCHEDULE OF COST OF SALES
NINE MONTHS ENDED SEPTEMBER 30, 1997
-------------------------------------------------------------------------------


Materials:
 Purchases                                           $6,200,048
 Less ending inventory                               (1,369,639)
                                                     -----------
Total materials                                       4,830,409
                                                     -----------
Labor                                                   244,850
                                                     -----------
Overhead:
 Depreciation                                           333,373
 Gas, oil, tires                                         39,674
 Utilities                                              109,477
 Insurance                                               38,638
 Patrol and alarm service                                41,313
 Repairs and maintenance                                461,314
 Freight                                                345,453
 Plant supplies                                          20,472
 Payroll taxes                                           21,414
 Other taxes and licenses                                   716
 Miscellaneous                                           22,760
 Safety expenses                                          2,762
 Disposal expense                                       306,433
                                                     -----------
Total overhead                                        1,743,799
                                                     -----------
Total cost of sales                                  $6,819,058
                                                     -----------
                                                     -----------


SEE ACCOUNTANT'S REVIEW REPORT ON SUPPLEMENTARY INFORMATION.
-------------------------------------------------------------------------------

UNITED METAL - D.H. GRIFFIN RECYCLERS, L.L.C.
SCHEDULE OF ADMINISTRATIVE AND GENERAL EXPENSES
NINE MONTHS ENDED SEPTEMBER 30, 1997
-------------------------------------------------------------------------------


Salaries - management                               $    39,280
Management fees                                           5,000
Advertising                                               1,417
Dues and subscriptions                                      315
Professional                                             10,446
Postage and box rent                                        408
Taxes and licenses                                          595
Telephone                                                 7,880
Travel and entertainment                                 17,520
Miscellaneous                                             3,132
Office supplies                                          26,966
Utilities                                                 4,005
Depreciation                                             21,000
Amortization                                             10,060
Retirement Plan expenses                                    613
                                                    -----------
                                                    $   148,637
                                                    -----------
                                                    -----------


SEE ACCOUNTANT'S REVIEW REPORT ON SUPPLEMENTARY INFORMATION.
-------------------------------------------------------------------------------

UNITED METAL - D.H. GRIFFIN RECYCLERS, L.L.C.
STATEMENT OF INCOME
NINE MONTHS ENDED SEPTEMBER 30, 1997
-------------------------------------------------------------------------------


Sales                                                 $3,524,547

Cost of sales                                          3,399,647
                                                    ------------
Gross margin                                             124,900

Administrative and general expenses                       54,743

Operating income                                          70,157

Other income                                                 196
                                                    ------------
Net income                                          $     70,353
                                                    ------------
                                                    ------------

SEE ACCOUNTANT'S REVIEW REPORT ON SUPPLEMENTARY INFORMATION.
-------------------------------------------------------------------------------

UNITED METAL - D.H. GRIFFIN RECYCLERS, L.L.C.
SCHEDULE OF COST OF SALES
NINE MONTHS ENDED SEPTEMBER 30, 1997
-------------------------------------------------------------------------------



Materials:
 Beginning inventory                                  $ 1,147,252
 Purchases                                              2,737,973
 Less ending inventory                                 (1,369,639)
                                                      -----------
Total materials                                         2,515,586
                                                      -----------
Labor                                                      98,981
                                                      -----------
Overhead:
 Depreciation                                             117,373
 Gas, oil, tires                                           14,127
 Utilities                                                 62,860
 Insurance                                                 10,968
 Patrol and alarm service                                  13,929
 Repairs and maintenance                                  143,565
 Freight                                                  223,017
 Plant supplies                                             2,554
 Payroll taxes                                             10,646
 Other taxes and licenses                                       -
 Miscellaneous                                              5,317
 Safety expenses                                            1,482
 Disposal expense                                         179,242
                                                      -----------
Total overhead                                            785,080
                                                      -----------
Total cost of sales                                   $ 3,399,647
                                                      -----------
                                                      -----------



SEE ACCOUNTANT'S REVIEW REPORT ON SUPPLEMENTARY INFORMATION.
-------------------------------------------------------------------------------

UNITED METAL - D.H. GRIFFIN RECYCLERS, L.L.C.
SCHEDULE OF ADMINISTRATIVE AND GENERAL EXPENSES
NINE MONTHS ENDED SEPTEMBER 30, 1997
-------------------------------------------------------------------------------



Salaries - management                               $    14,460
Management fees                                           5,000
Advertising                                                 765
Dues and subscriptions                                      270
Professional                                              3,117
Postage and box rent                                        121
Taxes and licenses                                          225
Telephone                                                 2,510
Travel and entertainment                                  4,189
Miscellaneous                                             1,132
Office supplies                                          10,595
Utilities                                                 1,393
Depreciation                                              7,000
Amortization                                              3,353
Retirement Plan expenses                                    613
                                                    -----------
                                                    $    54,743
                                                    -----------
                                                    -----------



SEE ACCOUNTANT'S REVIEW REPORT ON SUPPLEMENTARY INFORMATION.

                        -------------------------------------
                        -------------------------------------
                             UNITED METAL - D. H. GRIFFIN
                                  RECYCLERS, L.L.C.

                                   FINANCIAL REPORT

                            FOR THE PERIOD FROM INCEPTION
                          (MAY 1, 1996) TO DECEMBER 31, 1996
                        -------------------------------------
                        -------------------------------------

                             INDEPENDENT AUDITOR'S REPORT



To the Board of Directors
United Metal - D.H. Griffin Recyclers, L.L.C.
Smithfield, North Carolina


We have audited the accompanying balance sheet of United Metal - D.H. Griffin Recyclers, L.L.C. as of December 31, 1996, and the related statements of income, members' capital, and cash flows for the period from inception (May 1, 1996) to December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion the financial statements referred to in the first paragraph present fairly, in all material respects, the financial position of United Metal
- D.H. Griffin Recyclers, L.L.C. as of December 31, 1996, and the results of its operations and its cash flows for the initial period then ended in conformity with generally accepted accounting principles.



                         Bernard Robinson & Company, L.L.P.
                         ----------------------------------
                             CERTIFIED PUBLIC ACCOUNTANTS


Greensboro, North Carolina
January 17, 1997

UNITED METAL - D.H. GRIFFIN RECYCLERS, L.L.C.
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEET
DECEMBER 31, 1996
-------------------------------------------------------------------------------

                                    ASSETS

Current Assets:
         Cash and cash equivalents                            $   90,513
         Receivable - related party                                5,233
         Prepaid expenses                                          1,837
         Deposits                                                 40,000
                                                              ----------
           Total Current Assets                                  137,583
                                                              ----------

Other Assets:
         Organization costs, net of accumulated amortization         521
                                                              ----------


Property:
         Land                                                    294,885
         Machinery and equipment                               1,070,294
         Furniture and fixtures                                   26,890
         Construction in progress                              5,486,496
                                                              ----------
           Total Property                                      6,878,565
                                                              ----------
Total Assets                                                  $7,016,669
                                                              ----------
                                                              ----------

                           LIABILITIES AND MEMBERS' CAPITAL

Current Liabilities:
         Accounts payable                                     $  735,196
         Accrued expenses                                          2,031
                                                              ----------
           Total Current Liabilities                             737,227
                                                              ----------
Members' Capital:
         United Metal Recyclers                                3,139,721
         D.H. Griffin Family Limited Partnership               3,139,721
                                                              ----------
           Total Members' Capital                              6,279,442
                                                              ----------
Total Liabilities and Members' Capital                        $7,016,669
                                                              ----------
                                                              ----------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.
-------------------------------------------------------------------------------

UNITED METAL - D.H. GRIFFIN RECYCLERS, L.L.C.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF INCOME
FOR THE PERIOD FROM MAY 1, 1996 (DATE OF INCEPTION) TO DECEMBER 31, 1996
-------------------------------------------------------------------------------


Sales                                                           $ -

Cost of sales                                                    24,416
                                                               --------

Gross profit (deficit)                                          (24,416)

General and administrative expenses                              40,659
                                                               --------

Operating loss                                                  (65,075)

Other income                                                        833
                                                               --------

Net loss                                                       $(64,242)
                                                               --------
                                                               --------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.
-------------------------------------------------------------------------------

UNITED METAL - D.H. GRIFFIN RECYCLERS, L.L.C.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF MEMBERS' CAPITAL
FOR THE PERIOD FROM MAY 1, 1996 (DATE OF INCEPTION) TO DECEMBER 31, 1996
-------------------------------------------------------------------------------


                                                                              D.H. Griffin
                                                                 United          Family
                                                                  Metal          Limited
                                              Total             Recyclers      Partnership
                                           -----------         -----------    ------------
Capital contributions                      $ 6,343,684         $ 3,171,842     $3,171,842

Net loss                                       (64,242)            (32,121)       (32,121)
                                           -----------         -----------     ----------

Members' capital, end of period            $ 6,279,442         $ 3,139,721     $3,139,721
                                           -----------         -----------     ----------
                                           -----------         -----------     ----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.
-------------------------------------------------------------------------------

UNITED METAL - D.H. GRIFFIN RECYCLERS, L.L.C.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF CASH FLOWS
FOR THE PERIOD FROM MAY 1, 1996 (DATE OF INCEPTION) TO DECEMBER 31, 1996
-------------------------------------------------------------------------------

Cash flows from operating activities:
         Net loss                                              $ (64,242)
         Adjustments to reconcile net loss to net cash
           provided by operating activities:
           Amortization                                               80
           (Increase) decrease in:
             Receivable - related party                           (5,233)
             Prepaid expenses                                     (1,837)
             Deposits                                            (40,000)
           Increase (decrease) in:
             Accounts payable                                    735,196
             Accrued expenses                                      2,031
                                                              ----------
               Net cash provided by operating activities         625,995
                                                              ----------

Cash flows from investing activities:
         Purchase of property                                 (6,878,565)
         Organization costs paid                                    (601)
                                                              ----------

               Net cash used in investing activities          (6,879,166)
                                                              ----------

Cash flows from financing activities:
         Capital contributions                                 6,343,684
                                                              ----------

               Net cash provided by financing activities       6,343,684
                                                              ----------

Increase in cash and cash equivalents                             90,513

Cash and cash equivalents, beginning                                   -

Cash and cash equivalents, ending                              $  90,513
                                                              ----------
                                                              ----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.
-------------------------------------------------------------------------------

UNITED METAL - D.H. GRIFFIN RECYCLERS, L.L.C.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

NOTE 1 - NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

         NATURE OF BUSINESS

         United Metal - D.H. Griffin Recyclers, L.L.C. is an equally-owned limited liability company of United Metal Recyclers and D.H. Griffin Family Limited Partnership. The Company's operations will consist of automobile shredding and recycling in Smithfield, North Carolina.

         A summary of significant accounting policies follows:

         CASH AND CASH EQUIVALENTS

         For purposes of reporting the cash flows, the Company considers all highly liquid investments purchased with a maturity of three months or less to be cash equivalents.

         AMORTIZATION

         Organization costs are amortized using the straight-line method over five years.

         PROPERTY

         Land, buildings, machinery and equipment are stated at cost. Maintenance, repairs, rearrangement expenses and renewals which do not enhance the value or increase the basic productive capacity of the assets are expensed as incurred.

         INCOME TAXES

         No provision or liability for income taxes is reflected in these financial statements as each member reports its share of the Company's net income and other tax attributes on its respective income tax returns.

UNITED METAL - D.H. GRIFFIN RECYCLERS, L.L.C.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------


NOTE 1 - NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

         DEVELOPMENT STAGE OPERATIONS

         The Company was formed on May 1, 1996. During the period from inception through December 31, 1996, the Company's operations were devoted primarily to raising capital, constructing the facility, and administrative functions. The operating agreement provides for distributions and profit or loss to be allocated to the members in proportion to their percentage interest.

         USE OF ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 2 - RELATED PARTY TRANSACTIONS

         The following is a summary of transactions and balances with members and their affiliates for the year ended December 31, 1996:

                     Construction costs                        $2,404,746
                     Equipment purchases                          86,221
                     Management fees                              22,400
                     Due to members and their affiliates
                       (included in accounts payable in the
                        accompanying balance sheets)             480,217

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